[LOGO OMITTED]
AMERINDOFUNDS

                               SEMI-ANNUAL REPORT

                                 TABLE OF CONTENTS
--------------------------------------------------------------------------------

SHAREHOLDER LETTER ..........................................................  1
REVIEW AND ECONOMIC OUTLOOK .................................................  3
SCHEDULES OF INVESTMENTS ....................................................  8
STATEMENTS OF ASSETS AND LIABILITIES ........................................ 12
STATEMENTS OF OPERATIONS .................................................... 14
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 16
NOTES TO FINANCIAL STATEMENTS ............................................... 18
FINANCIAL HIGHLIGHTS ........................................................ 28

                                                                      April 2001
Dear Shareholder:

     During AmerindoFunds' fiscal first half ending April 30, 2001 the emerging technology sector experienced the largest decline that we have witnessed in our more than 30 years on Wall Street. We publicly predicted a sharp correction in 2000 given the extraordinary price appreciation in the preceding 18 months. Still, the collapse of our sector starting in the 4th quarter 2000 was far greater than anything we would have logically predicted. The brief reprieve in January's rally was quickly followed by another slide into March, which pushed our sector to new correction lows.

     Large and small alike, regardless of the company's prospects, technology stocks were driven lower. As April arrived, price levels were as depressed as we have ever seen. Bargain hunters then began to move aggressively into the most battered names with a growing consensus that the worst was finally over. Health and biotechnology issues showed a similar pattern, though to a lesser extent.

     Reflecting this extremely difficult environment, performance for the AmerindoFunds for the six-months ended April 30, 2001 was as follows: Amerindo Technology Fund (Class D) and the Amerindo Internet B2B Fund (Class D) declined 63.47% and 69.65%, respectively, versus their benchmark, Hambrecht &Quist Growth Index which declined 38.50% for the period October 31, 2000 through April 30, 2001. The Amerindo Health & Biotechnology Fund (Class D) declined 25.20% versus its benchmark, the Hambrecht & Quist Healthcare Index which declined 8.70% for the period October 31, 2000 through April 30, 2001.

     As the following Economic Outlook points out, there were a variety of reasons for the extreme selling pressure: uncertainty over last fall's Presidential election, the slowing in client-server computing, quarter-end window dressing. The reasons to sell technology stocks seemingly overwhelmed the market. This selling has resulted in what we believe to be abnormally depressed market prices for some of the world's great technology companies.

     Looking ahead, we have a number of reasons to be positive on the markets in general and the Internet and biotechnology sectors in particular such as:

     o Market sentiment reached bearish extremes in March

     o Investors have fled technology stocks en masse for safer bonds and money market instruments

     o Valuations heavily favor stocks versus bonds

     o The Fed has aggressively lowered rates o Stimulating tax cuts appear on the immediate horizon

     o Businesses are cutting overhead to become more efficient and profitable

     Our view is that the technology sector selling has been grossly overdone. The spring lows could mark a significant bottom for years to come.

     The technology sector's recent correction has re-ignited debate over investment styles and strategy. A few legendary investors renowned for having long shunned technology, espouse investing only in those companies offering products that are conceptually easy to understand. Though keeping things simple certainly has it merits, such a strategy would have precluded investing over the past 30 years in a variety of technologies that, though complex in their time, have truly revolutionized our world and enriched those investors with the foresight to fund them.

     As seasoned investors in technology, we are often asked whether the present is a good time to invest in our sector. In our opinion, now is definitely an opportune moment. Though inherently volatile in the short-run, technology stocks in the long-term have tended to trend sharply upward. Today, technology is still one of the most powerful drivers of change: it is the one input that all businesses must incorporate to compete more effectively, and for people to improve, manage and enhance their daily lives. Whether a company is dedicated to combating disease, to eliminating business inefficiency, or to mitigating the growing energy crisis, it is hard to envision a solution without innovative technology at its core. This is why we continue to believe that Internet technology and health sciences should remain an integral part of any balanced investment portfolio.

     We thank all AmerindoFunds' shareholders for their continued commitment and look forward to bright prospects in the years ahead.


AMERINDOFUNDS

[/S/ SIGNATURES]

Alberto W. Vilar                              Gary A. Tanaka

                           REVIEW AND ECONOMIC OUTLOOK
     Early in 2000, we publicly made three forecasts for the year: emerging tech stocks would correct 50%; the majority of all IPO dot-coms that came to market in 1999 would go bankrupt after being unable to obtain additional financing, and large capitalization technology stocks, which had done so well in the 1990's, would see their growth rates start to slow down significantly. While all three predictions materialized, we endured the worst sell-off in almost 30 years in the technology sector. We believe that this unprecedented decline was a once-in-a-lifetime (three decade) aberration that resulted from a unique confluence of events.

     A correction as large as we have just experienced demands a closer reassessment of our fundamental thesis that the bulk of electronic technology migrates to the Internet. We approach this analysis by raising three interrelated questions: a) what caused the precipitous slide; b) what will be the role of the Internet in the economy and in technology over the balance of the decade; and c) what is the short to intermediate term outlook for Internet stocks.

     Following the 17-month strong price appreciation of late 1998 and 1999, which was the first year that public Internet stocks did phenomenally well, we expected a typical tech sector retracement of 50%. In fact, notwithstanding a major correction that started in March 2000, through the September quarter of 2000, our emerging technology universe was down marginally, less than 15%.

     After rallying strongly in September, the fourth quarter 2000 sustained an additional decline, which in retrospect we would ascribe to the following factors.

     o U.S. Presidential election uncertainty resulted in some market hesitation.

     o Arrival of the long expected third quarter economic slowdown that led some investors to foresee an imminent growth recession which warranted adopting defensive postures.

     o Many old technology (client-server) companies pre-announced slowdowns, which is consistent with our investment thesis.

     o Many premature IPO dot-coms, unable to find continued financing support, went under as anticipated.

     o Company concerns over the economy prompted many to defer many second quarter-end business contract closings.

     o Quarter-end "sell the losers" portfolio window dressing.

     We believe the present generation of predominantly client-server based electronic technology will be superceded by the Internet, itself a set of scalable technologies. Since the inception of electronics in 1960, there have been three generations of technology: mainframes 1960-1985, client-server 1984-1996, and the Internet starting in 1997. Client-server was incapable of scale, which is essential today for e-commerce and inter-company communications. It was designed initially for personal productivity tools (Microsoft), and later for departmental and intra- company usage. The enabling software of the client-server period was enterprise resource planning (ERP), which automated manufacturing, financial and human resources.

     The Internet will largely be about two key business functions, business-to-business (B2B) e-commerce, and communications. Up to 50% of all business between companies in the next half dozen years or so will likely be done electronically. Cisco and Dell are examples of such companies, with GE now aggressively leading corporate America in this direction. The fundamental change in the way companies communicate and transact with each other will be enabled by three new specific technologies; B2B e-commerce platforms, infrastructure and application software to help manage corporate resources, and a new fiber-optic based switching network for very fast transmission of Internet-generated data, which is doubling every few months. Today's voice-centric, narrowband telcos cannot handle the huge volumes of digital data that include graphics, streaming, multi-media, etc. We believe the Internet will usher in the biggest change in corporate communications and intra-business dealings in 40 years.

     Virtually all inter and intra-company communications will be conducted over the Internet (new broadband fiber optic network).

     Big companies are moving quickly to digitize every facet of their operations. The Internet will enable a new wave of cost saving and corporate restructuring that should transform the business services sector of the economy. This will be comparable to, but larger in scope than, the fundamental restructuring of manufacturing that started in the mid-1980's with the adoption of ERP software. At that time, basic smokestack industry was cost heavy, relatively unproductive, and was continuously having to ward off severe competition from Japan and Europe. Yet within a decade, lean and mean industrial corporate America had become competitive once again. New Internet technology will now do the same for the much larger business services sector. At stake is the complete overhauling of the business services sector, comparable to the earlier restructuring of manufacturing.

     All service related business sectors, plus administrative functions in manufacturing, are being put into systems that move the information flow among computers via e-mail and Internet communications. Information is gathered on a much more frequent basis; what previously took weeks, now takes less than a day. Computers, Internet communication, and electronic communication are transforming the way business services are managed. As the cost structure of the business services sector is lowered and actually reinvented, new competition will heat up as costs are driven down. Traditional bricks and mortar services that adopt the cost savings from the Internet will prevail. Digitizing paper-based processes so they become replicable and scalable firm-wide can produce savings that extend to the most trivial and repetitive of functions within a corporation such as travel and entertainment, materials purchasing, etc.

     We believe that the first quarter market lows could prove to be an aberration due to widespread capitulation and negative sentiment. Technology stocks are at an historic crossroad of being greatly oversold, while technology is in the explosive early stages of a major long-term deployment of the Internet.

     The NASDAQ at 1700 was greatly oversold. The mid-April rally, however, is probably not the start of a full-fledged broad recovery of the NASDAQ; stocks could still mark time for several more weeks. A far more powerful rally should then take the NASDAQ back above 3000. The market will probably consolidate some portion of the expected explosive big NASDAQ rally late in 2001. In our opinion, the 1700 lows will ultimately be seen as having been a major buying opportunity for long-term capital gains. This represents an excellent opportunity for investors to average down for a major new up-cycle in 2002. The next major rally in technology could start by mid-year 2002 and parallel the three bull moves of the 1990's, which averaged 370%.

     We believe that we have only just begun a 20-year innovation and growth wave in telco services. In recent years, emerging carriers that were funded for the explosion in digital data produced by the Internet, relied on debt financing, rather than equity. With major revenues still not underway in the face of very large fixed debt burdens, bankruptcies are inevitable. This process, which will attract media attention, could take 12 to 24 months to complete.

     Longer term, we postulate that rapidly declining bandwidth prices will lead to a major increase in the consumption of bandwidth, thereby adding impetus to already burgeoning demand for data transmission. This is not dissimilar to the past 30 years in electronics, when steadily decreasing computer costs led to an explosion in applications. We expect that the fiber and conduit assets of the bankrupt companies will be inherited by more financially sound owners, who will then invest in the new fiber optic equipment that will enable them to monetize their new assets. New technologies such as terabit routers, optical switches, mesh optical architecture, ultra long haul and gigabit ethernet will help service providers earn better returns by enabling new revenue streams with lower operating costs. Carriers should complete their testing of this next generation of equipment by year-end 2001 or early 2002. We should then see a major shift in their spending to next generation equipment.

     The selling intensity during March was characteristic of a significant stock market trough. Because macro data is invariably gloomy at market lows, it is easy to rationalize deferring new stock purchases. The valuation gap between equities and bonds remains as wide as it was at past market bottoms in 1982, 1987-88, 1990 and 1998. Stock markets bottom out roughly ten months ahead of corporate earnings. Most equity indices will have stabilized within a few months of the initial Fed rate cuts, as lower returns on cash put pressure on balanced and asset allocation fund managers. History tells us that investors who choose to wait for a profits trend to develop and be confirmed, typically enter the market about 42% above the absolute price lows.

     The trends in economic data indicate a possible firming in the second half. We see little to support the "no recovery" ultra-bear case. Almost everyone concedes that short-term company fundamentals will be poor. Cuts in marginal tax rates appear to be forthcoming. Changes in the accounting treatment of purchases should increase the pace of takeovers. Energy price pressures may have peaked. Credit spreads have narrowed, suggesting that capital markets are open for business. In sum, the key question is not whether the economy is weak, but whether anything in the current policy mix will impede a typical recovery. We believe there is no major policy impediment to recovery.

     The markets still reflect concern over three adverse developments for technology, namely, a weak economy, a saturation of IT spending, and a financially weakened telco sector. It still appears that we will end up having a contained "growth" recession, largely concentrated in manufacturing and capital spending. We are presently in the third straight quarter of deceleration, which suggests that by the fourth quarter, inventories could revert to normal.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN THE PORTFOLIO.

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                                        7

                            AMERINDO TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                                   (Unaudited)

COMMON STOCKS* -- 80.5%

   SHARES                                                               VALUE
   ------                                                           -----------
    500,500   Akamai Technologies ................................  $ 4,729,725
    108,500   Alkermes ...........................................    3,324,440
    300,000   Amazon.com .........................................    4,734,000
    384,630   Ariba ..............................................    2,973,190
    692,000   Art Technology Group ...............................    6,324,880
    437,500   Ask Jeeves .........................................    1,137,500
     61,500   Broadcom, Cl A .....................................    2,555,940
  1,885,000   CoSine Communications ..............................    3,883,100
    227,300   E.piphany ..........................................    2,063,884
    552,000   eBay ...............................................   27,864,960
    366,100   FreeMarkets ........................................    3,510,899
    414,000   Genzyme Transgenics ................................    2,604,060
    592,500   Homestore.com ......................................   18,930,375
    100,000   i2 Technologies ....................................    1,741,000
    191,000   Internap Network Services ..........................      515,700
    181,240   Internet Capital Group .............................      393,291
     75,700   Juniper Networks ...................................    4,468,571
    441,500   Kana Communications ................................      556,290
    350,000   LookSmart ..........................................      665,000
    380,000   Niku ...............................................      813,200
     80,000   Nuance Communications ..............................    1,024,800
    320,000   priceline.com ......................................    1,552,000
    200,000   Sycamore Networks ..................................    1,904,000
    940,000   Vignette ...........................................    6,298,000
    475,000   WebMD ..............................................    4,137,250
    316,776   Yahoo! .............................................    6,392,540
                                                                   ------------
TOTAL COMMON STOCKS
   (Cost $349,757,908)                                             $115,098,595
                                                                   ------------

                            AMERINDO TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 APRIL 30, 2001
                                   (Unaudited)

REPURCHASE AGREEMENTS -- 9.1%

   PRINCIPAL
    AMOUNT                                                              VALUE
   ---------                                                          ----------

            Barclays
               4.470%, dated 04/30/01, matures 05/01/01,
               repurchase price $2,387,634 (collateralized by
$2,387,337     U.S. Treasury Notes: total market value $2,436,066) . $ 2,387,337

            JP Morgan Chase
               4.470%, dated 04/30/01, matures 05/01/01,
               repurchase price $5,524,415 (collateralized by
 5,523,729     U.S. Treasury Bonds: total market value $5,637,761) .   5,523,729

            UBS Warburg
               4.470%, dated 04/30/01, matures 05/01/01,
               repurchase price $5,103,482 (collateralized by
               U.S. Treasury Inflationary Notes: total market
 5,102,816     value $5,208,220) ...................................   5,102,816
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $13,013,882)                                                 13,013,882
                                                                    ------------
TOTAL INVESTMENTS -- 89.6%
   (Cost $362,771,790)                                               128,112,477
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET -- 10.4%                            14,831,387
                                                                    ------------
TOTAL NET ASSETS -- 100.0% .........................................$142,943,864
                                                                    ============

  * ALL COMMON STOCK HELD AS OF APRIL 30, 2001 ARE NON-INCOME PRODUCING. CL -- CLASS

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           AMERINDO INTERNET B2B FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                                   (Unaudited)

COMMON STOCKS* -- 58.8%

     SHARES                                                              VALUE
     ------                                                           ----------
     60,000   Akamai Technologies ................................... $  567,000
     45,000   Art Technology Group ..................................    411,300
      2,500   Broadcom, Cl A ........................................    103,900
     14,000   Commerce One ..........................................    129,080
     24,000   E.piphany .............................................    217,920
     40,000   eBay ..................................................  2,019,200
     12,500   FreeMarkets ...........................................    119,875
     30,000   i2 Technologies .......................................    522,300
     50,000   Internet Capital Group ................................    108,500
      7,000   Juniper Networks ......................................    413,210
     15,000   Network Appliance .....................................    341,253
      7,500   Sycamore Networks .....................................     71,400
                                                                      ----------
TOTAL COMMON STOCKS
   (Cost $10,477,836)                                                  5,024,938
                                                                      ----------
TOTAL INVESTMENTS -- 58.8%
   (Cost $10,477,836)                                                  5,024,938
                                                                      ----------
OTHER ASSETS AND LIABILITIES, NET -- 41.2%                             3,527,203
                                                                      ----------
TOTAL NET ASSETS -- 100.0% .......................................... $8,552,141
                                                                      ==========

  * ALL COMMON STOCK HELD AS OF APRIL 30, 2001 ARE NON-INCOME PRODUCING. CL -- CLASS

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                                   (Unaudited)

COMMON STOCKS* -- 38.1%

     SHARES                                                             VALUE
     ------                                                          ----------
      5,000   Alkermes ..............................................$  153,200
     35,000   Celera Genomics Group - Applera ....................... 1,443,750
     15,000   Cerus .................................................   833,250
    110,000   Ciphergen Biosystems ..................................   847,000
     60,000   Genzyme Transgenics ...................................   377,400
                                                                     ----------
TOTAL COMMON STOCKS
   (Cost $5,588,087)                                                  3,654,600
                                                                     ----------
TOTAL INVESTMENTS -- 38.1%
   (Cost $5,588,087)                                                  3,654,600
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 61.9%                            5,929,226
                                                                     ----------
TOTAL NET ASSETS -- 100.0% ..........................................$9,583,826
                                                                     ==========

  * ALL COMMON STOCK HELD AS OF APRIL 30, 2001 ARE NON-INCOME PRODUCING.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  AMERINDOFUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                   (Unaudited)

                                                             TECHNOLOGY FUND        INTERNET B2B FUND    HEALTH & BIOTECHNOLOGY FUND
                                                          --------------------    --------------------   ---------------------------
                                                          FOR THE PERIOD ENDED    FOR THE PERIOD ENDED      FOR THE PERIOD ENDED
                                                            APRIL 30, 2001            APRIL 30, 2001            APRIL 30, 2001
                                                          --------------------    --------------------   ---------------------------
ASSETS
   Investments, at cost ....................................  $ 362,771,790           $  10,477,836            $   5,588,087
                                                              -------------           -------------            -------------
   Investments, at value ...................................  $ 128,112,477           $   5,024,938            $   3,654,600
   Cash ....................................................             --               2,336,659                5,814,967
   Accrued Income ..........................................         20,452                   3,161                    8,760
   Receivable for investments sold .........................     14,350,432               1,195,493                  152,612
   Receivable for shares of beneficial interest sold .......        785,774                  95,953                   63,325
   Other assets ............................................        242,332                     378                      247
                                                              -------------           -------------            -------------
   Total Assets ............................................    143,511,467               8,656,582                9,694,511
                                                              -------------           -------------            -------------
LIABILITIES
   Payable for investments purchased .......................         91,465                   3,184                    8,861
   Accrued expenses payable ................................        476,138                 101,257                  101,824
                                                              -------------           -------------            -------------
   Total Liabilities .......................................        567,603                 104,441                  110,685
                                                              -------------           -------------            -------------
   Net Assets ..............................................  $ 142,943,864           $   8,552,141            $   9,583,826
                                                              =============           =============            =============
NET ASSETS:
   Portfolio Shares of Class D .............................    442,873,822              18,627,189                8,324,692
   Portfolio Shares of Class A .............................     30,728,908               2,810,752                2,903,478
   Portfolio Shares of Class C .............................      8,689,940               2,018,699                1,715,816
   Accumulated net investment loss .........................     (2,009,448)                (97,112)                 (58,658)
   Accumulated net realized loss on investments ............   (102,680,045)             (9,354,489)              (1,368,015)
   Net unrealized depreciation on investments ..............   (234,659,313)             (5,452,898)              (1,933,487)
                                                              -------------           -------------            -------------
   TOTAL NET ASSETS-- 100% .................................  $ 142,943,864           $   8,552,141            $   9,583,826
                                                              =============           =============            =============
   Outstanding shares of beneficial interest
      ($.001 par value)**
   Class D .................................................     17,825,373               1,359,722                  585,501
   Class A .................................................      1,179,490                 229,415                  211,362
   Class C .................................................        358,122                 151,392                  134,623
                                                              -------------           -------------            -------------
   Net Asset Value, Offering and
        Redemption Price Per Share -- Class D ..............  $        7.38           $        4.92            $       10.30
                                                              =============           =============            =============
   Net Asset Value and
        Redemption Price Per Share -- Class A ..............  $        7.42           $        4.92            $       10.29
                                                              =============           =============            =============
   Maximum Offering Price Per Share -- Class A* ............  $        7.87           $        5.22            $       10.92
                                                              =============           =============            =============
   Net Asset Value, Offering, and
        Redemption Price Per Share -- Class C ..............  $        7.32           $        4.87            $       10.22
                                                              =============           =============            =============

 * Maximum offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.
** One billion shares authorized in total for the Technology Fund, and 120,000,000 million shares authorized in total for the Internet B2B Fund and the Health & Biotechnology Fund.

  Amounts designated as "--" are either $0 or have been rounded to $0.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      12-13

                                  AMERINDOFUNDS
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                             TECHNOLOGY FUND        INTERNET B2B FUND    HEALTH & BIOTECHNOLOGY FUND
                                                          --------------------    --------------------   ---------------------------
                                                          FOR THE PERIOD ENDED    FOR THE PERIOD ENDED      FOR THE PERIOD ENDED
                                                            APRIL 30, 2001            APRIL 30, 2001            APRIL 30, 2001
                                                          --------------------    --------------------   ---------------------------
ASSETS
   Interest ..................................................$     462,601           $      45,184            $      55,366
                                                              -------------           -------------            -------------
EXPENSES
   Investment advisory fees (Note 4) .........................    1,603,075                  92,168                   73,160
   Distribution & Shareholder Servicing fees --
      Class D (Note 5)                                              247,812                  12,315                    8,016
   Distribution & Shareholder Servicing fees --
      Class A (Note 5)                                               15,367                   1,730                    2,744
   Distribution & Shareholder Servicing fees --
      Class C (Note 5)                                               15,988                   5,273                    5,732
   Professional fees .........................................      111,000                  22,027                   12,166
   Administration and accounting fees ........................      130,102                  56,872                   56,872
   Transfer agents fees ......................................      245,821                  19,391                   18,014
   Registration fees .........................................       29,528                  56,625                   47,111
   Directors' fees and expenses ..............................       21,880                   1,542                      389
   Amortization of organizational expenses (Note 2) ..........       28,158                    --                       --
   Printing ..................................................      163,043                   5,900                    3,299
   Custodian fees ............................................       61,501                  23,415                   34,466
   Miscellaneous .............................................       30,318                   7,553                    7,142
                                                              -------------           -------------            -------------
   Total Expenses ............................................    2,703,593                 304,811                  269,111
   Less:
      Investment advisory fees waived (Note 4) ...............     (287,992)                (92,168)                 (73,160)
      Investment advisory fees reimbursed (Note 4) ...........           --                 (70,347)                 (81,927)
                                                              -------------           -------------            -------------
   Total Net expenses ........................................    2,415,601                 142,296                  114,024
                                                              -------------           -------------            -------------
   Net investment loss .......................................   (1,953,000)                (97,112)                 (58,658)
                                                              -------------           -------------            -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ............  (88,119,190)             (9,302,808)              (1,174,581)
   Net change in unrealized depreciation of investments ...... (165,120,579)             (5,361,048)              (1,981,249)
                                                              -------------           -------------            -------------
   Total net realized and unrealized loss on investments ..... (253,239,769)            (14,663,856)              (3,155,830)
                                                              -------------           -------------            -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................$(255,192,769)          $ (14,760,968)           $  (3,214,488)
                                                              =============           =============            =============

Amounts designated as "--" are either $0 or have been rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      14-15

                                  AMERINDOFUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)

                                                            TECHNOLOGY FUND
                                                   -----------------------------
                                                       FOR THE        FOR THE
                                                    PERIOD ENDED     YEAR ENDED
                                                     APRIL 30,      OCTOBER 31,
                                                        2001            2000
                                                  --------------  --------------

OPERATIONS
   Net investment loss .........................  $  (1,953,000)  $ (10,528,716)
   Net realized gain (loss) from investment
      transactions .............................    (88,119,190)    (14,560,855)
   Net change in unrealized appreciation
      (depreciation) of investments ............   (165,120,579)   (111,659,603)
                                                  -------------   -------------
   Net increase (decrease) in net assets
      from operations ..........................   (255,192,769)   (136,749,174)
                                                  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares ...........................             --              --
      Class A Shares ...........................             --              --
      Class C Shares ...........................             --              --
                                                  -------------   -------------
   Total distributions .........................             --              --
                                                  -------------   -------------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ............     (8,968,160)    262,876,833
                                                  -------------   -------------
   Total increase (decrease) in net assets .....   (264,160,929)    126,127,659

NET ASSETS:
   Beginning of period .........................    407,104,793     280,977,134
                                                  -------------   -------------
   End of period ...............................  $ 142,943,864   $ 407,104,793
                                                  =============   =============

*The Fund commenced operations on May 30, 2000.
  Amounts designated as "--" are either $0 or have been rounded to $0.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         INTERNET B2B FUND        HEALTH & BIOTECHNOLOGY FUND
                                                   ---------------------------   -----------------------------
                                                       FOR THE       FOR THE         FOR THE        FOR THE
                                                    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                                                      APRIL 30,    OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                                        2001           2000*          2001           2000*
                                                   -------------- ------------   ------------   --------------
OPERATIONS
   Net investment loss .........................   $    (97,112)  $    (38,581)  $    (58,658)  $    (34,138)
   Net realized gain (loss) from investment
      transactions .............................     (9,302,808)       545,334     (1,174,581)       509,962
   Net change in unrealized appreciation
      (depreciation) of investments ............     (5,361,048)       (91,850)    (1,981,249)        47,762
                                                   ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets
      from operations ..........................    (14,760,968)       414,903     (3,214,488)       523,586
                                                   ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares ...........................       (451,670)          --         (451,471)          --
      Class A Shares ...........................        (57,125)          --         (143,231)          --
      Class C Shares ...........................        (49,639)          --          (74,556)          --
                                                   ------------   ------------   ------------   ------------
   Total distributions .........................       (558,434)          --         (669,258)          --
                                                   ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ............      5,464,324     17,992,316      3,496,581      9,447,405
                                                   ------------   ------------   ------------   ------------
   Total increase (decrease) in net assets .....     (9,855,078)    18,407,219       (387,165)     9,970,991

NET ASSETS:
   Beginning of period .........................     18,407,219           --        9,970,991           --
                                                   ------------   ------------   ------------   ------------
   End of period ...............................   $  8,552,141   $ 18,407,219   $  9,583,826   $  9,970,991
                                                   ------------   ------------   ------------   ------------

                                  AMERINDOFUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                   (Unaudited)

NOTE 1. ORGANIZATION

     The Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund (collectively known as the "Funds") are series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Funds are each a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Funds' prospectuses provide a description of the Funds' investment objectives, policies and strategies.

     The Funds offer three classes of shares to investors, Class D, Class A and Class C shares. Class D and C shares are sold without an initial sales load with a minimum investment of $2,500. Class A shares are sold subject to an initial sales load of up to 5.75% with a minimum investment of $2,500. Class D, Class A, and C shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to November 1, 1999, Class D and Class A shares were subject to a fee of 3% on redemptions made within the first year. Class C shares are subject to a 1% maximum deferred sales charge on redemptions within the first year of purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITIES VALUATION-- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. In the absence of a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Funds' Board of Directors (the "Board"), including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined should represent fair value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and capital gains. Accordingly, no provision for federal income taxes is required.

     ORGANIZATION EXPENSES -- In April 1998, Statement of Position 98-5, "Reporting on Costs of Start-Up Activities" ("SOP 98-5"), was issued requiring start-up costs and organizational costs to be expensed as incurred. SOP 98-5 exempted investment companies that met certain criteria from retroactively applying the provisions of this pronouncement and allowed them to continue to amortize start-up costs and organization costs over the remaining amortization period.

     During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Technology Fund incurred organization expenses of $279,807. In accordance with the provisions of SOP 98-5, the Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the period ended April 30, 2001, $28,158 was amortized.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. At April 30, 2001, no securities were held which require amortization of discounts or premiums.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class C shares bear higher distribution fees than Class D and A shares.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments), for the period ended April 30, 2001, are as follows:

                                                                   AMERINDO
                     AMERINDO              AMERINDO                HEALTH &
                    TECHNOLOGY           INTERNET B2B            BIOTECHNOLOGY
                       FUND                  FUND                    FUND
                   -------------         ------------            ------------
Purchases           $67,767,149          $15,506,510              $15,582,660
Sales                62,330,083            7,429,778               18,019,286

     The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at April 30, 2001 are as follows:

                                 AMERINDO         AMERINDO           HEALTH &
                                TECHNOLOGY      INTERNET B2B      BIOTECHNOLOGY
                                   FUND             FUND              FUND
                              -------------    ------------      ------------
Aggregate gross
  unrealized appreciation     $  8,760,131       $   28,515      $    67,500
Aggregate gross
  unrealized depreciation     (243,419,444)      (5,481,413)      (2,000,987)
                             -------------      -----------      -----------
Net unrealized
  depreciation               $(234,659,313)     $(5,452,898)     $(1,933,487)
                             =============      ===========      ===========

     For Federal income tax purposes the Amerindo Technology Fund had a capital loss carryforward of $13,922,853 at October 31, 2000 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2008.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
        CUSTODIAN AGREEMENTS

     The Funds have an agreement with the Amerindo Investment Advisors Inc., (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to serve as investment advisors and managers. Under the terms of the agreement, a monthly fee is paid to the investment advisor of 0.125% (1.50% on an annual basis) of the average daily net assets. This advisory agreement is subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Funds for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Funds) over 2.25%, 2.25% and 3.00% of the average daily net asset values of the Class D, Class A, and Class C shares, respectively.

     For the period ended April 30, 2001, the Advisor earned advisory fees of $1,603,075, $92,168 and $73,160 for the Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, respectively, and reimbursed the Funds $287,992, $162,515 and $155,087 respectively, in expenses.

     The Advisor and SEI Investments Mutual Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of each of the Funds up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion.

     Forum Shareholder Services LLC (the "Transfer Agent") is the transfer agent and dividends disbursing agent for the Funds under a transfer agency agreement with Amerindo Funds Inc.

     The Northern Trust Company serves as the Funds' custodian.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. The Fund has adopted a Distribution Plan (the "Plan") for Class D, Class A, and Class C shares. Under the terms of the Plan, each Fund pays the Distributor a monthly distribution fee at an annual rate of 0.75% and a shareholder service fee equal to 0.25% of the average daily net assets of the Class C shares and a distribution fee at an annual rate of 0.25% of the Class Ashares average daily net assets, which may be used by the Distributor to provide compensation for sales support and distribution activities. Each Fund has also adopted a distribution and service plan on behalf of the Class D shares which compensates the Advisor 0.25% of the average daily net assets of the Class D shares for providing services to shareholders.

     For the period ended April 30, 2001, the Funds incurred distribution fees and shareholder servicing fees as follows:

                                                                 AMERINDO
                       AMERINDO              AMERINDO            HEALTH &
                      TECHNOLOGY           INTERNET B2B        BIOTECHNOLOGY
                         FUND                  FUND                FUND
                      ----------           ------------        -------------
     Class D           $247,812              $12,315              $8,016
     Class A             15,367                1,730               2,744
     Class C             15,988                5,273               5,732

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

NOTE 6. FUND SHARE TRANSACTIONS

     At April 30, 2001 there were one billion shares of $0.001 par value capital stock authorized for the Technology Fund, and 120,000,000 shares of $0.001 par value capital stock authorized for the Internet B2B Fund and the Health & Biotechnology Fund. Transactions in capital stock for the indicated periods were as follows:

                                                                  TECHNOLOGY FUND
                                            ----------------------------------------------------
                                                                  CLASS D SHARES

                                                     FOR THE                     FOR THE
                                                   PERIOD ENDED                YEAR ENDED
                                                  APRIL 30, 2001            OCTOBER 31,  2000
                                            -------------------------   ------------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                            ------------  -----------   -----------  -----------
Shares sold ...............................  2,942,767   $ 30,030,987   16,617,205  $ 506,694,217
Shares issued in reinvestment of
   distributions from realized gains ......         --             --           --             --
Shares redeemed ........................... (3,925,405)   (41,169,638)  (9,411,906)  (273,435,653)
                                            ----------   ------------   ----------  -------------
Net increase (decrease) ...................   (982,638)  $(11,138,651)   7,205,299  $ 233,258,564
                                            ==========   ============   ==========  =============

                                                                  TECHNOLOGY FUND
                                            ----------------------------------------------------
                                                                  CLASS A SHARES

                                                     FOR THE                     FOR THE
                                                   PERIOD ENDED                YEAR ENDED
                                                  APRIL 30, 2001            OCTOBER 31,  2000
                                            -------------------------   ------------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                            ------------  -----------   -----------  -----------
Shares sold ................................   288,943   $  3,177,541    1,058,462   $ 31,241,156
Shares issued in reinvestment of
   distributions from realized gains .......        --             --           --             --
Shares redeemed ............................  (189,039)    (1,917,339)    (350,485)    (9,539,941)
                                              --------   ------------   ----------   ------------
Net increase ...............................    99,904   $  1,260,202      707,977   $ 21,701,215
                                              ========   ============   ==========   ============


                                                                  TECHNOLOGY FUND
                                            ----------------------------------------------------
                                                                  CLASS C SHARES
                                                     FOR THE                 FOR THE PERIOD
                                                   PERIOD ENDED            DECEMBER 15, 1999*
                                                  APRIL 30, 2001        THROUGH OCTOBER 31, 2000
                                            -------------------------   ------------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                            ------------  -----------   -----------  -----------
Shares sold .................................  131,104    $ 1,279,496      283,881    $ 8,429,872
Shares issued in reinvestment of
   distributions from realized gains ........       --             --           --             --
Shares redeemed .............................  (37,391)      (369,207)     (19,472)      (512,818)
                                               -------    -----------      -------    -----------
Net increase ................................   93,713    $   910,289      264,409    $ 7,917,054
                                               =======    ===========      =======    ===========

* Commencement of operations for the Technology Fund of Class C shares. Amounts designated as "--" are either $0 or have been rounded to $0.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

                                                                 INTERNET B2B FUND
                                            -----------------------------------------------------
                                                                  CLASS D SHARES

                                                     FOR THE                  FOR THE PERIOD
                                                   PERIOD ENDED                MAY 30, 2000*
                                                  APRIL 30, 2001         THROUGH OCTOBER 31, 2000
                                            -------------------------    ------------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                            ------------  -----------    -----------  -----------
Shares sold .................................  765,503   $  6,015,544      941,016    $15,449,745
Shares issued in reinvestment of
   distributions from realized gains ........   33,942        435,807           --             --
Shares redeemed ............................. (338,201)    (2,541,319)     (42,538)      (732,588)
                                              --------   ------------      -------    -----------
Net increase ................................  461,244   $  3,910,032      898,478    $14,717,157
                                              ========   ============      =======    ===========

                                                                 INTERNET B2B FUND
                                            -----------------------------------------------------
                                                                  CLASS A SHARES

                                                     FOR THE                 FOR THE PERIOD
                                                   PERIOD ENDED               MAY 30, 2000*
                                                  APRIL 30, 2001         THROUGH OCTOBER 31, 2000
                                            -------------------------    ------------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                            ------------  -----------    -----------  -----------
Shares sold .................................. 167,527   $  1,321,907      120,012    $ 1,971,451
Shares issued in reinvestment of
   distributions from realized gains .........   4,162         53,594           --             --
Shares redeemed .............................. (50,161)      (316,756)     (12,125)      (219,444)
                                              --------   ------------      -------    -----------
Net increase ................................. 121,528   $  1,058,745      107,887    $ 1,752,007
                                              ========   ============      =======    ===========

                                                                 INTERNET B2B FUND
                                            -----------------------------------------------------
                                                                  CLASS C SHARES

                                                     FOR THE                 FOR THE PERIOD
                                                   PERIOD ENDED               MAY 30, 2000*
                                                  APRIL 30, 2001         THROUGH OCTOBER 31, 2000
                                            -------------------------    ------------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                            ------------  -----------    -----------  -----------
Shares sold .................................. 105,585   $    800,628       90,477    $ 1,523,164
Shares issued in reinvestment of
   distributions from realized gains .........   3,619         46,253           --             --
Shares redeemed .............................. (48,289)      (351,334)          --            (12)
                                              --------   ------------      -------    -----------
Net increase .................................  60,915   $    495,547       90,477    $ 1,523,152
                                              ========   ============      =======    ===========

* Commencement of operations for the Internet B2B Fund. Amounts designated as "--" are either $0 or have been rounded to $0.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (Unaudited)

                                                            HEALTH & BIOTECHNOLOGY FUND
                                            -----------------------------------------------------
                                                                  CLASS D SHARES

                                                     FOR THE                 FOR THE PERIOD
                                                   PERIOD ENDED               MAY 30, 2000*
                                                  APRIL 30, 2001         THROUGH OCTOBER 31, 2000
                                            -------------------------    ------------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                            ------------  -----------    -----------  -----------
Shares sold .................................. 284,553   $  3,672,572      456,406     $6,288,186
Shares issued in reinvestment of
   distributions from realized gains .........  26,244        360,336          --             --
Shares redeemed ..............................(163,871)    (1,747,326)     (17,831)      (249,076)
                                              --------   ------------      -------     ----------
Net increase ................................. 146,926   $  2,285,582      438,575     $6,039,110
                                              ========   ============      =======     ==========

                                                            HEALTH & BIOTECHNOLOGY FUND
                                            -----------------------------------------------------
                                                                  CLASS A SHARES

                                                     FOR THE                 FOR THE PERIOD
                                                   PERIOD ENDED               MAY 30, 2000*
                                                  APRIL 30, 2001         THROUGH OCTOBER 31, 2000
                                            -------------------------    ------------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                            ------------  -----------    -----------  -----------
Shares sold ..................................  84,936   $  1,008,788      158,466     $2,216,987
Shares issued in reinvestment of
   distributions from realized gains .........   9,485        130,131           --             --
Shares redeemed .............................. (36,059)      (370,335)      (5,466)       (82,093)
                                              --------   ------------      -------     ----------
Net increase .................................  58,362   $    768,584      153,000     $2,134,894
                                              ========   ============      =======     ==========

                                                            HEALTH & BIOTECHNOLOGY FUND
                                            -----------------------------------------------------
                                                                  CLASS C SHARES

                                                     FOR THE                 FOR THE PERIOD
                                                   PERIOD ENDED               MAY 30, 2000*
                                                  APRIL 30, 2001         THROUGH OCTOBER 31, 2000
                                            -------------------------    ------------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                            ------------  -----------    -----------  -----------
Shares sold ..................................  48,739   $    509,451       91,758     $1,273,401
Shares issued in reinvestment of
   distributions from realized gains .........   5,409         73,935           --             --
Shares redeemed .............................. (11,283)      (140,971)          --             --
                                              --------   ------------      -------     ----------
Net increase .................................  42,865   $    442,415       91,758     $1,273,401
                                              ========   ============      =======     ==========

* Commencement of operations for the Health & Biotechnology Fund. Amounts designated as "--" are either $0 or have been rounded to $0.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 APRIL 30, 2001

NOTE 7. CONCENTRATION OF CREDIT RISK

     Each Fund invests a substantial portion of its assets in securities in a specific industry. Therefore, they may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  NET REALIZED
                                       AND
               NET                 UNREALIZED      DISTRIBUTIONS              NET                       NET
              ASSET                   GAIN      ---------------------        ASSET                    ASSETS         RATIO
              VALUE        NET       (LOSS)         NET      REALIZED        VALUE                    END OF      OF EXPENSES
            BEGINNING  INVESTMENT      ON       INVESTMENT    CAPITAL         END        TOTAL        PERIOD      TO AVERAGE
            OF PERIOD     LOSS     INVESTMENTS    INCOME       GAINS       OF PERIOD    RETURN*        (000)      NET ASSETS
            ---------  ---------- ------------  ----------   --------      ---------    -------       ------      ----------
---------------
Technology Fund
---------------
Class D
   2001***   $20.20     $ (0.10)     $(12.72)     $ --       $    --         $ 7.38      (63.47)%    $131,574         2.25%
   2000       23.46       (0.60)       (2.66)       --            --          20.20      (13.90)      379,869         2.13
   1999**     13.61       (0.07)       20.07        --        (10.15)         23.46      146.74       272,205         2.25
   1998        7.37       (0.20)        6.44        --             --         13.61       84.67        64,194         2.25
   1997        9.00       (0.16)       (1.47)       --             --          7.37      (18.11)       40,191         2.25
   1996(1)    10.00       (0.04)       (0.96)       --             --          9.00      (10.00)       34,210         2.25
Class A
   2001***   $20.31     $ (0.10)     $(12.79)     $ --       $    --         $ 7.42      (63.47)%   $   8,750         2.25%
   2000       23.61       (0.12)       (3.18)       --            --          20.31      (13.98)       21,926         2.15
   1999**     13.59       (0.08)       20.25        --        (10.15)         23.61      148.20         8,772         2.50
   1998(2)     8.44       (0.10)        5.25        --            --          13.59       61.02           803         2.50
Class C
   2001***   $20.08     $ (0.14)     $(12.62)     $ --       $    --         $ 7.32      (63.55)%   $   2,620         3.00%
   2000(3)    30.72       (0.33)      (10.31)       --            --          20.08      (34.64)        5,310         2.96
--------------------
Internet B2B Fund(4)
--------------------
Class D
   2001***   $16.79     $ (0.04)     $(11.00)     $ --       $ (0.83)       $  4.92      (69.65)%   $   6,686         2.25%
   2000       10.00       (0.03)        6.82        --            --          16.79       67.91        15,084         2.23
Class A
   2001***   $16.78     $ (0.04)     $(10.99)     $ --       $ (0.83)       $  4.92      (69.65)%   $   1,128         2.25%
   2000       10.00       (0.04)        6.82        --            --          16.78       67.89         1,810         2.23
Class C
   2001***   $16.72     $ (0.07)     $(10.95)     $ --       $ (0.83)       $  4.87      (69.84)%   $     738         3.00%
   2000       10.00       (0.07)        6.79        --            --          16.72       67.30         1,513         2.97
------------------------------
Health & Biotechnology Fund(4)
------------------------------
Class D
   2001***   $14.60     $ (0.02)    $  (3.82)     $ --       $ (0.46)       $ 10.30      (25.20)%   $   6,033         2.25%
   2000       10.00       (0.05)        4.65        --            --          14.60       45.99         6,403         2.22
Class A
   2001***   $14.59     $ (0.03)    $  (3.81)     $ --       $ (0.46)       $ 10.29      (25.22)%   $   2,175         2.25%
   2000       10.00       (0.04)        4.63        --            --          14.59       45.90         2,233         2.22
Class C
   2001***   $14.55     $ (0.07)    $  (3.80)     $ --       $ (0.46)       $ 10.22      (25.50)%   $   1,376         3.00%
   2000       10.00       (0.07)        4.62        --            --          14.55       45.51         1,335         2.96

                                                      RATIO
                                    RATIO            OF NET
                    RATIO           OF NET         INVESTMENT
                 OF EXPENSES      INVESTMENT            LOSS
                 TO AVERAGE         LOSS TO        TO AVERAGE
                 NET ASSETS         AVERAGE        NET ASSETS          PORTFOLIO
             (EXCLUDING WAIVER)   NET ASSETS   (EXCLUDING WAIVER)      TURNOVER
            -------------------   ----------   ------------------      ---------
---------------
Technology Fund
---------------
Class D
   2001***           2.50%           (1.82)%          (2.07)%             30.60%
   2000              2.13            (1.94)           (1.94)              30.51
   1999**            2.29            (0.64)           (0.68)             170.00
   1998              2.75            (2.21)           (2.72)              78.46
   1997              2.83            (2.25)           (2.83)             355.21
   1996(1)           3.82            (2.25)           (3.82)               0.00
Class A
   2001***           2.51%           (1.84)%          (2.10)%             30.60%
   2000              2.15            (1.97)           (1.97)              30.51
   1999**            2.54            (0.75)           (0.79)             170.00
   1998(2)           2.86            (2.40)           (2.76)              78.46
Class C
   2001***           3.26%           (2.60)%          (2.86)%             30.60%
   2000(3)           2.96            (2.80)           (2.80)              30.51
--------------------
Internet B2B Fund(4)
--------------------
Class D
   2001***           4.88%           (1.51)%          (4.14)%             70.91%
   2000              4.55            (0.84)           (3.16)              61.39
Class A
   2001***           4.84%           (1.57)%          (4.16)%             70.91%
   2000              4.36            (0.91)           (3.04)              61.39
Class C
   2001***           5.65%           (2.28)%          (4.93)%             70.91%
   2000              5.09            (1.64)           (3.76)              61.39
------------------------------
Health & Biotechnology Fund(4)
------------------------------
Class D
   2001***           5.45%           (1.11)%          (4.31)%            197.30%
   2000              6.46            (1.38)           (5.62)              55.63
Class A
   2001***           5.36%           (1.14)%          (4.25)%            197.30%
   2000              6.76            (1.41)           (5.95)              55.63
Class C
   2001***           6.15%           (1.85)%          (5.00)%            197.30%
   2000              7.22            (2.19)           (6.45)              55.63

  * Total return is for the period indicated and has not been annualized. Initial sales charges are not reflected in the calculation of total investment return.
 ** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31. All ratios for the period have been annualized.
*** For the six months ended April 30, 2001. All ratios for the period have been annualized.
(1) Commenced operations on October 28, 1996. All ratios for the period have been annualized.
(2) Commenced operations on August 3, 1998. All ratios for the period have been annualized.
(3) Commenced operations on December 15, 1999. All ratios for the period have been annualized.
(4) Commenced operations on May 30, 2000. All ratios for the period have been annualized.
     Amounts designated as "--" are either $0 or have been rounded to $0.

     The accompanying notes are an integral part of the financial statements.

                                     28-29

                                      NOTES

                                      NOTES

                                      NOTES

INVESTMENT ADVISOR
----------------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
----------------------------------------------------
SEI INVESTMENTS MUTUAL FUNDS SERVICES
OAKS, PENNSYLVANIA

DISTRIBUTOR
----------------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
----------------------------------------------------
FORUM SHAREHOLDER SERVICES LLC
PORTLAND, MAINE

CUSTODIAN
----------------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
----------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
NEW YORK, NEW YORK

INDEPENDENT AUDITORS
----------------------------------------------------
DELOITTE & TOUCHE, LLP
NEW YORK, NEW YORK


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